UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 17, 2011
Date of report (Date of earliest event reported)

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-22606	64-0665423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification N.)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s telephone number, including area code

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

The information required by this item is contained in Item 7.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

For the reasons discussed in the Current Report on Form 8-K filed by Britton & Koontz Capital Corporation (the “Company”) with the Securities and Exchange Commission on September 21, 2011 (the “September 8-K”), on October 17, 2011 the Company filed an amendment to its Form 10-Q for the three and six months ended June 30, 2011 (the “Form 10-Q/A”).  The September 8-K also provided guidance regarding the Company’s estimate as of the date of the September 8-K of the amount of its provision for loan losses for the third quarter of 2011.  The Form 10-Q/A also updates this guidance (see Note K, “Subsequent Events,” in Part I, Item 1, Financial Statements, of the Form 10-Q/A).

Forward Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties, which could cause the actual results to differ materially from the Company’s expectations.  Forward-looking statements have been and will be made in written documents and oral presentations of the Company.  Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management.  When used in the Company’s documents (including this Report) or oral presentations, the words “anticipate,” “estimate,” “expect,” “objective,” “projection,” “forecast,” “goal” and similar expressions are intended to identify forward-looking statements.  In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company’s actual results to differ materially from those contemplated in any forward-looking statements include, among others, increased competition, regulatory factors, economic conditions, changing market conditions, availability or cost of capital, employee workforce factors, costs and other effects of legal and administrative proceedings, and changes in federal, state or local legislative requirements.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions or other factors affecting such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

Date: October 17, 2011                                                                By: /s/ W. Page Ogden
W. Page Ogden, President and
Chief Executive Officer